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                                                                    Exhibit 23.1
                                                                    ------------

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated July 1, 1997 appearing on page F-2 of ADE Corporation's Annual Report on Form 10-K for the year ended April 30, 1997. We also consent to the reference to us under the heading "Experts" in such Prospectus.


PRICE WATERHOUSE LLP

Boston, Massachusetts
February 18, 1998